Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information
The following unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of Encore Capital Group, Inc. (the “Company”) and are adjusted to give effect to the divestiture of Propel Acquisition LLC (“Propel”) on March 31, 2016. The unaudited pro forma condensed consolidated statement of financial condition as of December 31, 2015 gives effect to the divestiture of Propel as if it had occurred on December 31, 2015. The unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2015, 2014 and 2013 give effect to the divestiture of Propel as if it had occurred on January 1, 2013. The pro forma condensed consolidated financial statements do not necessarily reflect what the consolidated company’s financial condition or results of operations would have been had the divestiture occurred on the dates indicated. They also may not be useful in predicting the Company’s future financial condition and results of operations. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. Beginning in the first quarter of fiscal 2016, the historical financial results of the Propel tax lien business for periods prior to the divestiture will be reflected in the Company’s consolidated financial statements as discontinued operations.
The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015.
ENCORE CAPITAL GROUP, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition as of December 31, 2015
(In Thousands)

	Historical Financial Statement	Pro Forma Adjustments		Pro Forma Financial Statement
Assets
Cash and cash equivalents	$153,593	$113,157	(a)	$266,750
Investment in receivable portfolios, net	2,440,669	—		2,440,669
Receivables secured by property tax liens, net	306,380	(306,380)	(b)	—
Property and equipment, net	73,504	(958)	(b)	72,546
Deferred court costs, net	75,239	—		75,239
Other assets	245,620	(41,530)	(b)	204,090
Goodwill	924,847	—		924,847
Total assets	$4,219,852	$(235,711)		$3,984,141
Liabilities and equity
Liabilities:
Accounts payable and accrued liabilities	$294,243	$(3,599)	(c)	$290,644
Debt	3,216,572	(230,854)	(b)	2,985,718
Other liabilities	60,549	(1,323)	(b)	59,226
Total liabilities	3,571,364	(235,776)		3,335,588
Commitments and contingencies
Redeemable noncontrolling interest	38,624	—		38,624
Redeemable equity component of convertible senior notes	6,126	—		6,126
Equity:
Convertible preferred stock	—	—		—
Common stock	253	—		253
Additional paid-in capital	110,533	—		110,533
Accumulated earnings	543,489	65	(d)	543,554
Accumulated other comprehensive loss	(57,822)	—		(57,822)
Total Encore Capital Group, Inc. stockholders’ equity	596,453	65		596,518
Noncontrolling interest	7,285	—		7,285
Total equity	603,738	65		603,803
Total liabilities, redeemable equity and equity	$4,219,852	$(235,711)		$3,984,141
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

ENCORE CAPITAL GROUP, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Income For The Year Ended December 31, 2015
(In Thousands, Except Per Share Amounts)

	Historical Financial Statement	Pro Forma Adjustments (e)	Pro Forma Financial Statement
Revenues
Revenue from receivable portfolios, net	$1,072,436	$—	$1,072,436
Other revenues	60,696	(3,165)	57,531
Net interest income	28,440	(28,440)	—
Total revenues	1,161,572	(31,605)	1,129,967
Operating expenses
Salaries and employee benefits	270,334	(8,053)	262,281
Cost of legal collections	229,847	—	229,847
Other operating expenses	98,182	(4,972)	93,210
Collection agency commissions	37,858	—	37,858
General and administrative expenses	196,827	(5,470)	191,357
Depreciation and amortization	33,945	(785)	33,160
Goodwill impairment	49,277	(49,277)	—
Total operating expenses	916,270	(68,557)	847,713
Income from operations	245,302	36,952	282,254
Other (expense) income
Interest expense	(186,556)	—	(186,556)
Other income	2,235	—	2,235
Total other expense	(184,321)	—	(184,321)
Income before income taxes	60,981	36,952	97,933
Provision for income taxes	(13,597)	(13,565)	(27,162)
Net income	47,384	23,387	70,771
Net income attributable to noncontrolling interest	(2,249)	—	(2,249)
Net income attributable to Encore Capital Group, Inc. stockholders	$45,135	$23,387	$68,522

Earnings per share attributable to Encore Capital Group, Inc.:

Basic	$1.75	$0.91	$2.66
Diluted	$1.69	$0.88	$2.57

Weighted average shares outstanding:
Basic	25,722	25,722	25,722
Diluted	26,647	26,647	26,647
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

ENCORE CAPITAL GROUP, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Income For The Year Ended December 31, 2014
(In Thousands, Except Per Share Amounts)

	Historical Financial Statement	Pro Forma Adjustments (e)	Pro Forma Financial Statement
Revenues
Revenue from receivable portfolios, net	$992,832	$—	$992,832
Other revenues	51,988	(1,391)	50,597
Net interest income	27,969	(27,969)	—
Total revenues	1,072,789	(29,360)	1,043,429
Operating expenses
Salaries and employee benefits	246,247	(7,305)	238,942
Cost of legal collections	205,661	—	205,661
Other operating expenses	93,859	(3,925)	89,934
Collection agency commissions	33,343	—	33,343
General and administrative expenses	146,286	(6,309)	139,977
Depreciation and amortization	27,949	(848)	27,101
Total operating expenses	753,345	(18,387)	734,958
Income from operations	319,444	(10,973)	308,471
Other (expense) income
Interest expense	(166,942)	—	(166,942)
Other income	113	—	113
Total other expense	(166,829)	—	(166,829)
Income before income taxes	152,615	(10,973)	141,642
Provision for income taxes	(52,725)	4,156	(48,569)
Income from continuing operations	99,890	(6,817)	93,073
Loss from discontinued operations, net of tax	(1,612)	—	(1,612)
Net income	98,278	(6,817)	91,461
Net loss attributable to noncontrolling interest	5,448	—	5,448
Net income attributable to Encore Capital Group, Inc. stockholders	$103,726	$(6,817)	$96,909
Amounts attributable to Encore Capital Group, Inc.:
Income from continuing operations	$105,338	$(6,817)	$98,521
Loss from discontinued operations, net of tax	(1,612)	—	(1,612)
Net income	$103,726	$(6,817)	$96,909

Earnings per share attributable to Encore Capital Group, Inc.:

Basic earnings (loss) per share from:
Continuing operations	$4.07	$(0.26)	$3.81
Discontinued operations	$(0.06)	$—	$(0.06)
Basic	$4.01	$(0.26)	$3.75
Diluted earnings (loss) per share from:
Continuing operations	$3.83	$(0.25)	$3.58
Discontinued operations	$(0.06)	$—	$(0.06)
Diluted	$3.77	$(0.25)	$3.52

Weighted average shares outstanding:
Basic	25,853	25,853	25,853
Diluted	27,495	27,495	27,495
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

ENCORE CAPITAL GROUP, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Income For The Year Ended December 31, 2013
(In Thousands, Except Per Share Amounts)

	Historical Financial Statement	Pro Forma Adjustments (e)	Pro Forma Financial Statement
Revenues
Revenue from receivable portfolios, net	$744,870	$—	$744,870
Other revenues	12,588	(1,181)	11,407
Net interest income	15,906	(15,906)	—
Total revenues	773,364	(17,087)	756,277
Operating expenses
Salaries and employee benefits	165,040	(5,721)	159,319
Cost of legal collections	186,959	—	186,959
Other operating expenses	66,649	(3,420)	63,229
Collection agency commissions	33,097	—	33,097
General and administrative expenses	109,713	(2,900)	106,813
Depreciation and amortization	13,547	(490)	13,057
Total operating expenses	575,005	(12,531)	562,474
Income from operations	198,359	(4,556)	193,803
Other (expense) income
Interest expense	(73,269)	—	(73,269)
Other expense	(4,222)	(3)	(4,225)
Total other expense	(77,491)	(3)	(77,494)
Income before income taxes	120,868	(4,559)	116,309
Provision for income taxes	(45,388)	1,735	(43,653)
Income from continuing operations	75,480	(2,824)	72,656
Loss from discontinued operations, net of tax	(1,740)	—	(1,740)
Net income	73,740	(2,824)	70,916
Net loss attributable to noncontrolling interest	1,559	—	1,559
Net income attributable to Encore Capital Group, Inc. stockholders	$75,299	$(2,824)	$72,475
Amounts attributable to Encore Capital Group, Inc.:
Income from continuing operations	$77,039	$(2,824)	$74,215
Loss from discontinued operations, net of tax	(1,740)	—	(1,740)
Net income	$75,299	$(2,824)	$72,475

Earnings per share attributable to Encore Capital Group, Inc.:

Basic earnings (loss) per share from:
Continuing operations	$3.12	$(0.11)	$3.01
Discontinued operations	$(0.07)	$—	$(0.07)
Basic	$3.05	$(0.11)	$2.94
Diluted earnings (loss) per share from:
Continuing operations	$2.94	$(0.11)	$2.83
Discontinued operations	$(0.07)	$—	$(0.06)
Diluted	$2.87	$(0.11)	$2.77

Weighted average shares outstanding:
Basic	24,659	24,659	24,659
Diluted	26,204	26,204	26,204
See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial information:

Adjustments to the pro forma condensed consolidated statement of financial condition

(a) Represents net cash received on sale less cash held at Propel which will transfer to buyer. The Company expects to use the proceeds to pay down the revolving credit facility and for general corporate purposes.

(b) Reflects the elimination of Propel’s historical assets and liabilities.

(c) Reflects the elimination of Propel’s historical accounts payable and accrued liabilities and adjustment for income taxes payable related to gain on sale.

(d) Represents the estimated gain on sale of Propel, less estimated income taxes payable. The actual gain to be recognized will be adjusted by the actual closing adjustments and actual transaction fees incurred. This estimated gain has not been reflected in the pro forma consolidated statement of income as it is considered to be nonrecurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the purchase agreement.

Adjustments to the pro forma condensed consolidated statements of income

(e) Represents the elimination of Propel’s historical operating results for the periods presented. The anticipated nonrecurring after-tax gain on the sale is not reflected in the pro forma condensed consolidated statements of income.